UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 13, 2006

Erie Indemnity Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place, Erie, Pennsylvania		16530
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(814)870-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 11, 2006, Erie Indemnity Company (Company) received from Wilson C. Cooney a letter indicating that Mr. Cooney does not intend to stand for election to the Company's Board of Directors at the upcoming 2006 Annual Meeting of Shareholders. Mr. Cooney did not express any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

In connection with Mr. Cooney's decision, the Board of Directors reduced the size of the Board from fifteen (15) to fourteen (14) members to be effective at the Company's Annual Meeting of Shareholders.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press release dated April 13, 2006
Exhibit 99.2 Letter from Mr. Cooney dated April 11, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company

April 13, 2006	By:	Jeffrey A. Ludrof

Name: Jeffrey A. Ludrof
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release
99.2	Letter from Mr. Cooney dated April 11, 2006